EX-99.B-77Q1(a)

                 WADDELL & REED ADVISORS CASH MANAGEMENT, INC.

SUB-ITEM 77Q1       Exhibits

(a)
                    Articles Supplementary filed by EDGAR on June 30, 2000, as Exhibit EX-99.B(a)cmartsup to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (incorporated by reference herein).